Exhibit 1

CONSENT AND AGREEMENT TO JOINT FILING

Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, each of the undersigned persons does hereby consent to and agree to jointly file with the Securities and Exchange Commission a Schedule 13D on behalf of each of them with respect to their beneficial ownership of common stock, par value $0.01 per share, of Equity One, Inc., and any future amendments thereto as may be required from time to time.

[Signature pages follow]

CHAIM KATZMAN

Date: January 31, 2013	By:	/s/ Chaim Katzman

DOR J. SEGAL

Date: January 31, 2013	By:	/s/ Dor J. Segal

ERICA OTTOSSON

Date: January 31, 2013	By:	/s/ Erica Ottosson

GAZIT-GLOBE, LTD.

Date: January 31, 2013	By:	/s/ Chaim Katzman
Name: Chaim Katzman
Title: Chairman

Date: January 31, 2013	By:	/s/ Varda Zuntz
Name: Varda Zuntz
Title: VP of Corporate Responsibility

M G N (USA) INC.

Date: January 31, 2013	By:	/s/ Chaim Katzman
Name: Chaim Katzman
Title: President

Date: January 31, 2013	By:	/s/ Sean Kanov
Name: Sean Kanov
Title: Controller

GAZIT (1995), INC.

Date: January 31, 2013	By:	/s/ Chaim Katzman
Name: Chaim Katzman
Title: President

Date: January 31, 2013	By:	/s/ Sean Kanov
Name: Sean Kanov
Title: Controller

GAZIT FIRST GENERATION LLC

Date: January 31, 2013	By:	/s/ Chaim Katzman
Name: Chaim Katzman
Title: President

Date: January 31, 2013	By:	/s/ Sean Kanov
Name: Sean Kanov
Title: Controller

MGN AMERICA, LLC

Date: January 31, 2013	By:	/s/ Chaim Katzman
Name: Chaim Katzman
Title: President

Date: January 31, 2013	By:	/s/ Sean Kanov
Name: Sean Kanov
Title: Controller

Signature page to Consent and Agreement to Joint Filing

GAZIT AMERICA, INC.

Date: January 31, 2013	By:	/s/ Dor J. Segal
Name: Dor J. Segal
Title: President and Chairman

Date: January 31, 2013	By:	/s/ Alex Correia
Name: Alex Correia
Title: Secretary

SILVER MAPLE (2001), INC.

Date: January 31, 2013	By:	/s/ Dor J. Segal
Name: Dor J. Segal
Title: President

Date: January 31, 2013	By:	/s/ Alex Correia
Name: Alex Correia
Title: Secretary

FICUS, INC.

Date: January 31, 2013	By:	/s/ Dor J. Segal
Name: Dor J. Segal
Title: President

Date: January 31, 2013	By:	/s/ Alex Correia
Name: Alex Correia
Title: Secretary

Signature page to Consent and Agreement to Joint Filing